                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 7, 2000

                             ENTER TECH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                      0-21241                 84-1349553
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

      430 East 6th Street, Loveland, Colorado                    80537
      ----------------------------------------                 ----------
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (970) 669-5292

         This amendment to the Current Report on Form 8-K dated January 7, 2000 relates to the acquisition of Shopping Mall On-line, Inc. by Enter Tech which was completed effective January 7, 2000. The purpose of this amendment is to file the financial statements of Shopping Mall On-line from September 1, 1999 through December 31, 1999 and for the year ended December 31, 1999 and the pro forma financial statements of Enter Tech for the six months ended December 31, 1999 and the year ended December 31, 1999 which give effect to the acquisition of Shopping Mall On-line. In addition, included in this amended Form 8-K is information reported under Item 5 for the event which occurred on March 24, 2000.

ITEM 5.  OTHER EVENTS.

         On March 24, 2000, Enter Tech Corporation announced the signing of a subscription agreement whereby Reserve Foundation Trust is to purchase 6 million restricted shares of Enter Tech common stock, provided that all conditions to the purchase closing are fulfilled. The private placement closing is contingent on:

         o the completion of the acquisition by Enter Tech of WavePower, Inc., for which a non-binding letter of intent has been entered into which calls for the acquisition of 80% of WavePower for approximately 5 million restricted shares of Enter Tech common stock, and for which due diligence evaluations are currently being performed, and

         o the filing of Enter Tech's annual report on Form 10-KSB with the SEC by May 1, 2000.

         Upon signing the subscription agreement, Reserve Foundation Trust provided Enter Tech with $50,000 in interim financing, which may subsequently be increased to a total of $250,000.

         The press release by Enter Tech announcing this event is attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial information of business acquired.

         The audited financial statements of Shopping Mall On-line from September 1, 1999 through December 31, 1999 and for the year ended December 31, 1999 are filed herewith and appear beginning at page F-2.

         (b) Pro forma financial information.

         The pro forma financials statements of Enter Tech for the six months ended December 31, 1999 and the year ended December 31, 1999 which give effect to the acquisition of Shopping Mall On-line filed herewith and appear beginning at page P-1.

         (c) Exhibits.

         The following exhibits are furnished as part of this report:

              10.1 Agreement and Plan of Reorganization dated January 7, 2000 by and between Enter Tech, Shopping Mall On-line, Inc. and Robert Pratt.*

              99.1  Press Release of the Enter Tech dated January 10, 2000.*

              99.2  Press Release of Enter Tech Corporation dated March 24, 2000

* Previously filed with the original report.

                          INDEX TO FINANCIAL STATEMENTS

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                      with

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Report of Independent Certified Public Accountants            F-2

         Financial Statements:

                  Balance Sheet                                        F-3

                  Statement of Operations                              F-4

                  Statement of Changes in Stockholders'
                    (Deficit)                                          F-5

                  Statement of Cash Flows                              F-6

                  Notes to Financial Statements                        F-7




                     INDEX TO PRO FORMA FINANCIAL STATEMENTS

                        SHOPPING MALL ONLINE, INC. (SMO)
                          ENTER TECH CORPORATION (ETC)

               PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

   Pro Forma Financial Statements:

       Balance Sheet                                       P-1

       Statements of Operations                            P-2

       Notes to Pro Forma Financial Statements             P-3

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Shopping Mall On-Line, Inc.
Lynden, WA

We have audited the accompanying balance sheet of Shopping Mall On-Line, Inc. (A Development Stage Company) as of December 31, 1999, and the related statements of operations, stockholders' (deficit) and cash flows for the period from September 1, 1999 (date of inception) through December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Shopping Mall On-Line, Inc. (A Development Stage Company) as of December 31, 1999, and the results of its operations, changes in its stockholders' (deficit) and its cash flows for the period from September 1, 1999 (date of inception) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has suffered a loss from operations and has no net capital that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                          Schumacher & Associates, Inc.
                          Certified Public Accountants
                          2525 Fifteenth Street, Suite 3H
                          Denver, Colorado 80211

March 30, 2000

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                December 31, 1999

                                     ASSETS

Current Assets:                                                          $         -
                                                                         -----------
         Total Current Assets                                                      -

TOTAL ASSETS                                                             $         -
                                                                         ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:                                                     $         -
                                                                         -----------
         Total Current Liabilities                                                 -
                                                                         -----------

TOTAL LIABILITIES                                                                  -

Commitments and contingencies                                                      -

Stockholders' (Deficit):
  Common stock, no par value
   1,000,000 authorized,
   100,000 issued and outstanding                                                500
  Additional paid in capital                                                  42,232
  Accumulated deficit                                                        (42,732)
                                                                         -----------
TOTAL STOCKHOLDERS' (DEFICIT)                                                      -

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                            $         -
                                                                         ===========

The accompanying notes are an integral part of the financial statements.

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

            For the Period from September 1, 1999 (date of inception)
                           through December 31, 1999

Revenue:                                                                            $         -
                                                                                    -----------
Operating Expenses
        Salaries                                                                          9,245
        Management fees                                                                  22,334
        Rent                                                                              1,368
        Professional fees                                                                 4,570
        Other                                                                             5,215
                                                                                    -----------
         Total Operating Expenses                                                        42,732
                                                                                    -----------

Net (Loss)                                                                          $   (42,732)
                                                                                    ===========
Per share                                                                           $      (.43)
                                                                                    ===========

Weighted Number of Shares Outstanding                                                   100,000
                                                                                    ===========

The accompanying notes are an integral part of the financial statements.

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)

        For the Period from September 1, 1999 (date of inception) through
                               December 31, 1999


                                                                Additional
                                           Common Stock          Paid-in       Accumulated
                                       No./Shares    Amount      Capital        (Deficit)          Total
                                       ----------    ------     ----------     -----------       ---------
Balance at September 1, 1999                   -     $    -      $      -       $       -        $       -

Common stock issued for cash
  at $.005 per share                     100,000        500             -               -              500

Additional paid-in capital                     -          -        42,232               -           42,232

Net loss for the period ended
  December 31, 1999                            -          -             -         (42,732)         (42,732)
                                       ---------     ------      --------       ---------        ---------

Balance at December 31, 1999             100,000     $  500      $ 42,232       $ (42,732)       $       -
                                       =========     ======      ========       =========        =========


    The accompanying notes are an integral part of the financial statements.

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

        For the Period from September 1, 1999 (date of inception) through
                                December 31, 1999


Cash Flows from Operating Activities:
  Net (Loss)                                                          $   (42,732)
  Adjustments to reconcile net loss to
    net cash used in operating activities:                                      -
                                                                      -----------
  Net Cash (Used in) Operating
    Activities                                                            (42,732)
                                                                      -----------
Cash Flows from Investing Activities:                                           -
                                                                      -----------

Cash Flows from Financing Activities:
  Issuance of common stock and
    paid-in capital                                                        42,732
                                                                      -----------

Net Cash Provided by Financing
  Activities                                                               42,732
                                                                      -----------

Increase in Cash                                                                -

Cash, Beginning of Period                                                       -
                                                                      -----------

Cash, End of Period                                                   $         -
                                                                      ===========

Interest Paid                                                         $         -
                                                                      ===========

Income Taxes Paid                                                     $         -
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

(1)      Summary of Accounting Policies

         This summary of significant accounting policies of Shopping Mall On-Line, Inc. (A Development Stage Company)(Company) is presented to assist in understanding the Company=s financial statements. The financial statements and notes are representations of the Company=s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         (a)      Organization and Nature of Operations

                  The Company was incorporated on December 20, 1999 for the purpose of wholesale and retail of durable goods. The Company incurred initial operating expenses on approximately September 1, 1999 as a division of a related party. The financial statements include operations since September 1, 1999. The Company is a development stage company since planned principal operations have not yet commenced. The Company has selected December 31 as its year end.

         (b)      Use of Estimates in the Preparation of Financial Statements

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         (c)      Income Taxes

                  As of December 31, 1999, the Company had net operating losses available for carryover to future years of approximately $43,000, expiring in various years through 2019. Utilization of these carryovers may be limited if there is a change in control of the Company. As of December 31, 1999, the Company has total deferred tax assets of approximately $8,600 due to operating loss carryforwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $8,600. Thus, no tax assets have been recorded in the financial statements as of December 31, 1999.

                           SHOPPING MALL ON-LINE, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

(2)      Basis of Presentation - Going Concern

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has suffered a loss from operations and has no net capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management is attempting to raise additional capital.

         In view of these matters, continuing as a going concern is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations or completion of a successful business combination. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

(3)      Common Stock Issued

         During the period ended December 31, 1999, the Company issued 100,000 shares of common stock for $500.

(4)      Related Party Transactions

         All costs related to organization and initial operating expenses were paid by a related party on behalf of the Company and were accounted for as additional paid-in capital. The Company incurred $22,334 in management fees paid to an officer/shareholder of the Company. Certain expenses of the Company were allocated from a related party. Had the Company not had this affiliation, incurred expenses may have been different and the differences may have been material. The Company has agreed to pay its president a $7,000 per month salary.

(5)      Subsequent Event

         Effective January 7, 2000, the Company entered into an agreement with an entity whereby eighty (80) percent of the Company=s issued and outstanding stock was exchanged for 2,400,000 restricted shares of the entity=s common stock.

                        SHOPPING MALL ONLINE, INC. (SMO)
                          ENTER TECH CORPORATION (ETC)

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)

                                                              ETC                 SMO
                                                           Pro Forma            Pro Forma
                                                        December 31, 1999   December 31, 1999       Adjustments         Combined
                                                        -----------------   -----------------      -------------      -------------

                                     ASSETS

Current Assets:
      Cash                                               $             14   $               -      $           -      $          14
        Total Current Assets                                           14                   -                  -                 14

      Property and equipment, net of accumulated
       depreciation                                                 7,373                   -                  -              7,373
                                                         ----------------   -----------------      -------------      -------------

Total Assets                                             $          7,387   $               -      $           -      $       7,387
                                                         ================   =================      =============      =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Accounts payable and accrued expenses              $         35,512   $               -      $           -      $      35,512
      Stock payable                                             1,103,574                   -                  -          1,103,574
      Customer deposits                                            60,000                   -                  -             60,000
      Notes payable, related parties                              322,009                   -                  -            322,009
      Notes payable, other                                         15,806                   -                  -             15,806
                                                         ----------------   -----------------      -------------      -------------
        Total Current Liabilities                               1,536,901                   -                  -          1,536,901

Stockholders' Equity
      Common stock                                                    385                 500 (1)           (500)               385
      Additional paid-in capital                                  381,618              42,232 (1)        (42,232)           381,618
      Retained earnings                                        (1,911,517)            (42,732)(1)         42,732         (1,911,517)
                                                         ----------------   -----------------      -------------      -------------
        Total Stockholders' Equity                             (1,529,514)                  -                  -         (1,529,514)
                                                         ----------------   -----------------      -------------      -------------

Total Liabilities and Stockholders' Equity               $          7,387   $               -      $           -      $       7,387
                                                         ================   =================   ================      =============

The accompanying notes are an integral part of the proforma financial statements.

                        SHOPPING MALL ONLINE, INC. (SMO)
                          ENTER TECH CORPORATION (ETC)

                        PRO FORMA STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                               ETC              SMO
                                                     Year            Period
                                                Ended December   Ended December     Pro Forma         Pro Forma
                                                   31, 1999         31, 1999       Adjustments         Combined
                                               ---------------   --------------   --------------    --------------
 REVENUE:                                      $             -   $            -                -    $            -
                                               ---------------   --------------   --------------    --------------

 OPERATING EXPENSES:
       Salaries                                              -            9,245                -             9,245
       Depreciation                                        819                -                -               819
       Management fees                                       -           22,334                -            22,334
       Supplies                                          1,647                -                -             1,647
       Professional fees                               198,441            4,570                -           203,011
       Rent                                             16,200            1,368                -            17,568
       Sales promotion                                  20,500                -                -            20,500
       Travel                                           34,281                -                -            34,281
       Telephone                                         8,718                -                -             8,718
       Stock issued for services                     1,258,074                -                -         1,258,074
       Other operating expenses                         18,985            5,215                -            24,200
                                               ---------------   --------------   --------------    --------------
                                                     1,557,665           42,732                -         1,600,397
                                               ---------------   --------------   --------------    --------------
 Net (Loss)                                    $    (1,557,665)  $      (42,732)  $                 $   (1,600,397)
                                               ===============   ==============   ==============    ==============
 Net (Loss) per Common Share                                                                        $         (.27)
                                                                                                    ==============
 Common Shares Outstanding                                                                               6,250,000
                                                                                                    ==============

The accompanying notes are an integral part of the proforma financial statements.

                        SHOPPING MALL ONLINE, INC. (SMO)
                          ENTER TECH CORPORATION (ETC)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)      General

         On January 7, 2000, SMO and ETC entered into a business combination agreement, whereby 80% of the outstanding shares of SMO was acquired by ETC in exchange for 2,400,000 shares of ETC common stock.

         This business combination will be accounted for as a purchase.

(2)      Pro Forma Information

         The pro forma financial statements give effect to the purchase by ETC at the beginning of the respective periods.

(3)      Pro Forma Adjustments

         (1) This entry gives effect to eliminating SMO stockholders= equity. The former shareholder of SMO owns approximately one-third of the outstanding shares of ETC after the business combination. No goodwill was recorded since predecessor cost was deemed to be the most appropriate accounting basis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2000                     Enter Tech Corporation

                                         By:    /s/ Sam Lindsey
                                              -------------------------
                                              Sam Lindsey, President

                               EXHIBIT INDEX


EXHIBIT          DESCRIPTION
-------          -----------

 99.2     Press Release of Enter Tech Corporation dated March 24th, 2000.